Interest Expense	12 Months Ended
Dec. 31, 2018
Interest and Debt Expense [Abstract]
Interest Expense
Interest Expense
The following table presents an analysis of interest expense:

	For the Year Ended December 31
	2018	2017	2016
	(Dollars in thousands)
Interest incurred on debt	$100,844	$24,060	$20,408
Related Party Promissory Note interest expense	5,090	—	—
Senior Note redemption premium	4,782	—	—
Accretion of fair value adjustment on Senior Notes	19,414	6,454	6,305
Accretion of original issue discount on 2018 Term Loans	1,455	—	—
Amortization of debt issuance costs	3,476	309	201
Total interest expense	$135,061	$30,823	$26,914

Interest rates
The 2018 Credit Agreement had an effective interest rate of 6.02% as of December 31, 2018. The Old Revolving Facility and Old Term Loan Facility had an effective interest rate of 4.57% as of December 31, 2017 and the Senior Notes had a fixed interest rate of 6.375%, both of which were repaid on February 12, 2018 as part of our refinancing (See Note 7 "Debt and Liquidity").
As a result of our February 12, 2018 refinancing, we paid a prepayment premium for the redemption of our Senior Notes totaling $4.8 million. The accretion of the August 15, 2015 fair value adjustment to our Senior Notes totaling $19.4 million in 2018, included accelerated accretion of $18.7 million resulting from the prepayment. Amortization of debt issuance costs included $0.3 million of accelerated amortization related to the refinancing.